American Century Target Maturities Trust Prospectus and Summary Prospectus Supplement Zero Coupon 2015 Fund
Supplement dated June 23, 2015 ■ Prospectus dated February 1, 2015

The Board of Trustees has approved a plan of liquidation for the Zero Coupon 2015 Fund. Under the plan, the liquidation date of the fund will be September 18, 2015.

©2015 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-86284   1506